SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 1, 2001

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of August 1, 2001 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS11)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     333-60352               51-0368240
    ------------------------------------------------------------------------
   (STATE OR OTHER JURISDICTION         (COMMISSION)          (I.R.S. EMPLOYER
        OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 832-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                Sequentially
Exhibit                                           Numbered
Number                                          Exhibit Page

10.1 Series Supplement, dated as of August 1, 2001, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:/s/ Randy Van Zee
                                             Name:   Randy Van Zee
                                             Title:  Vice President


Dated:  August 30, 2001


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EXHIBIT 10.1

               Series Supplement, dated as of August 1, 2001, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



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